Exhibit 99.1

Contact: Jane M. Elliott

770-829-8234 Voice

770-829-8267 Fax

investor.relations@globalpay.com

Global Payments Reports Fourth Quarter and Year End Earnings

ATLANTA, July 21, 2011 — Global Payments Inc. (NYSE: GPN) today announced results for its fiscal fourth quarter and year ended May 31, 2011. For the full year, revenues grew 13% to $1,859.8 million compared to $1,642.5 million in the prior fiscal year. Normalized diluted earnings per share from continuing operations grew 9% to $2.77 compared to $2.54 in the prior year (See Schedule 2 for Normalized Earnings). On a GAAP basis, the company reported fiscal 2011 full year diluted earnings per share from continuing operations of $2.61 compared to $2.52 in the prior year (See Schedule 1 for GAAP Consolidated Statements of Income).

For the fourth quarter, revenues grew 22% to $519.8 million compared to $425.1 million in the prior year. Normalized diluted earnings per share from continuing operations grew 31% to $0.76 compared to $0.58 in the prior year quarter. On a GAAP basis, the company reported fourth quarter diluted earnings per share from continuing operations of $0.72 compared to $0.56 in the prior year quarter.

Normalized fourth quarter and full year results exclude expenses related to certain start-up and duplicative costs for the company’s Global Service Center in Manila, Philippines. These results also exclude certain employee termination and relocation benefits. (See Schedules 7 and 8 for Reconciliations of Normalized and Cash Earnings to GAAP).

Chairman and CEO Paul R. Garcia stated, “We are pleased with our strong fiscal year 2011 financial performance which was driven by solid execution of our business strategy across our regions and the December 2010 addition of Spain. We delivered exceptional results in the fourth quarter, driven by strong performance in North America and outstanding results in our International segment. Our execution during fiscal 2011 established a basis from which we expect to drive margin expansion of as much as 30 basis points in fiscal 2012.”

—More—

GPN Reports Fourth Quarter and Year End Earnings

July 21, 2011

David E. Mangum, Senior Executive Vice President and CFO, stated, “On a cash basis, the company reported fiscal 2011 fourth quarter and full year diluted earnings per share from continuing operations of $0.86 and $3.08, respectively, which represents 32% and 10% growth over the respective prior year periods.

For the full year of fiscal 2012, the company expects annual revenue of $2,100 million to $2,150 million, or 13% to 16% growth over fiscal 2011. The company expects annual fiscal 2012 diluted earnings per share on a cash basis of $3.35 to $3.43, reflecting 9% to11% growth over fiscal 2011. Annual fiscal 2012 GAAP diluted earnings per share is expected to be $3.02 to $3.09,” said Mangum.

Cash earnings exclude normalized adjustments and acquisition intangible amortization expense from continuing operations. (See Schedule 3 for Cash Earnings and Schedule 4 for Segment Information).

Conference Call

Global Payments will hold a conference call today, July 21, 2011 at 5:00 p.m. ET to discuss financial results and business highlights. Callers may access the conference call via the company’s Web site at www.globalpaymentsinc.com by clicking the “Webcast” button; or callers in North America may dial 1-888-895-3550 and callers outside North America may dial 1-706-758-8809. The pass code is “GPN.” A replay of the call may be accessed through the Global Payments’ Web site through August 5, 2011.

—More—

GPN Reports Fourth Quarter and Year End Earnings

July 21, 2011

Global Payments Inc. (NYSE:GPN) is a leading provider of electronic transaction processing services for merchants, Independent Sales Organizations (ISOs), financial institutions, government agencies and multi-national corporations located throughout the United States, Canada, Europe, and the Asia-Pacific region. Global Payments, a Fortune 1000 company, offers a comprehensive line of processing solutions for credit and debit cards, business-to-business purchasing cards, gift cards, electronic check conversion and check guarantee, verification and recovery including electronic check services, as well as terminal management. Visit www.globalpaymentsinc.com for more information about the company and its services.

This announcement and comments made by Global Payments’ management during the conference call may contain certain forward-looking statements within the meaning of the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including revenue and earnings estimates and management’s expectations regarding future events and developments, are forward-looking statements and are subject to significant risks and uncertainties. Important factors that may cause actual events or results to differ materially from those anticipated by such forward-looking statements include the following: foreign currency risks which become increasingly relevant as we expand internationally, the effect of current worldwide economic conditions, including sovereign insolvency situations and a decline in the value of the U.S. dollar, and future performance and integration of recent acquisitions, and other risks detailed in the company’s SEC filings, including the most recently filed Form 10-Q or Form 10-K, as applicable. The company undertakes no obligation to revise any of these statements to reflect future circumstances or the occurrence of unanticipated events.

###

SCHEDULE 1

UNAUDITED GAAP CONSOLIDATED STATEMENTS OF INCOME

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands, except per share data)

	Three Months Ended May 31,			Year Ended May 31,
	2011	2010	% Change	2011	2010	% Change

Revenues	$519,754	$425,050	22%	$1,859,802	$1,642,468	13%

Operating expenses:
Cost of service	191,440	152,322	26%	665,017	584,609	14%
Sales, general and administrative	240,171	201,243	19%	863,191	734,580	18%

	431,611	353,565	22%	1,528,208	1,319,189	16%

Operating income	88,143	71,485	23%	331,594	323,279	3%

Other income (expense):
Interest and other income	3,534	1,930	83%	10,774	4,629	133%
Interest and other expense	(4,706)	(4,814)	(2%)	(18,161)	(17,519)	4%

	(1,172)	(2,884)	(59%)	(7,387)	(12,890)	(43%)

Income from continuing operations before income taxes	86,971	68,601	27%	324,207	310,389	4%
Provision for income taxes	(24,587)	(17,890)	37%	(95,076)	(87,379)	9%

Income from continuing operations	62,384	50,711	23%	229,131	223,010	3%
Loss from discontinued operations, net of tax	(29)	(11,679)	NM	(975)	(3,901)	(75%)

Net income including noncontrolling interests	62,355	39,032	60%	228,156	219,109	4%
Less: Net income attributable to noncontrolling interests, net of tax	(3,779)	(4,842)	(22%)	(18,918)	(15,792)	20%

Net income attributable to Global Payments	$58,576	$34,190	71%	$209,238	$203,317	3%

Amounts attributable to Global Payments:
Income from continuing operations	$58,605	$45,869	28%	$210,213	$207,218	1%
Loss from discontinued operations, net of tax	(29)	(11,679)	NM	(975)	(3,901)	(75%)

Net income attributable to Global Payments	$58,576	$34,190	71%	$209,238	$203,317	3%

Basic earnings per share attributable to Global Payments:
Income from continuing operations	$0.73	$0.56	30%	$2.63	$2.56	3%
Loss from discontinued operations, net of tax	—	(0.14)	NM	(0.01)	(0.05)	(80%)

Net income attributable to Global Payments	$0.73	$0.42	74%	$2.62	$2.51	4%

Diluted earnings per share attributable to Global Payments:
Income from continuing operations	$0.72	$0.56	29%	$2.61	$2.52	4%
Loss from discontinued operations, net of tax	—	(0.14)	NM	(0.01)	(0.04)	(75%)

Net income attributable to Global Payments	$0.72	$0.42	71%	$2.60	$2.48	5%

Weighted average shares outstanding:
Basic	80,222	81,203		79,837	81,075
Diluted	81,045	82,142		80,478	82,120

NM - Not Meaningful

SCHEDULE 2

NORMALIZED EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO GLOBAL PAYMENTS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands, except per share data)

	Three Months Ended May 31,			Year Ended May 31,
	2011	2010	% Change	2011	2010	% Change

Revenues	$519,754	$425,050	22%	$1,859,802	$1,642,468	13%

Operating expenses:
Cost of service	190,103	152,322	25%	661,619	584,609	13%
Sales, general and administrative	237,087	198,660	19%	851,428	731,997	16%

	427,190	350,982	22%	1,513,047	1,316,606	15%

Operating income	92,564	74,068	25%	346,755	325,862	6%

Other income (expense):
Interest and other income	3,534	1,930	83%	10,774	4,629	133%
Interest and other expense	(4,706)	(4,814)	(2%)	(18,161)	(17,519)	4%

	(1,172)	(2,884)	(59%)	(7,387)	(12,890)	(43%)

Income from continuing operations before income taxes	91,392	71,184	28%	339,368	312,972	8%
Provision for income taxes	(26,062)	(18,836)	38%	(97,546)	(88,325)	10%

Income from continuing operations including noncontrolling interests	65,330	52,348	25%	241,822	224,647	8%
Less: Net income attributable to noncontrolling interests, net of tax	(3,779)	(4,842)	(22%)	(18,918)	(15,792)	20%

Net income from continuing operations attributable to Global Payments	$61,551	$47,506	30%	$222,904	$208,855	7%

Basic earnings per share	$0.77	$0.59	31%	$2.79	$2.58	8%

Diluted earnings per share	$0.76	$0.58	31%	$2.77	$2.54	9%

Weighted average shares outstanding:
Basic	80,222	81,203		79,837	81,075
Diluted	81,045	82,142		80,478	82,120

Normalized results exclude expenses consisting of $2.6 million and $7.4 million during the three and twelve months ended May 31, 2011, respectively, of start-up costs related to our new Global Service Center in Manila, Philippines and expenses of $1.8 million and $7.8 million during the three and twelve months ended May 31, 2011, respectively, related to employee termination and relocation benefits. During the three and twelve months ended May 31, 2010, normalized results exclude amounts due to our former President and Chief Operating Officer pursuant to his termination agreement dated April 21, 2010. Results for the twelve months ended May 31, 2011 also exclude a $2.5 million one-time, non-cash write-down of a deferred tax asset we established in July 2009 when we purchased the remaining 49% of our UK business. The write-down resulted from a legislated reduction to the tax rate of 1%. See Schedules 7 and 8 for reconciliations of normalized earnings from continuing operations to GAAP.

SCHEDULE 3

CASH EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO GLOBAL PAYMENTS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands, except per share data)

	Three Months Ended May 31,			Year Ended May 31,
	2011	2010	% Change	2011	2010	% Change

Revenues	$519,754	$425,050	22%	$1,859,802	$1,642,468	13%

Operating expenses:
Cost of service	175,897	144,146	22%	619,927	551,845	12%
Sales, general and administrative	237,087	198,660	19%	851,428	731,997	16%

	412,984	342,806	20%	1,471,355	1,283,842	15%

Operating income	106,770	82,244	30%	388,447	358,626	8%

Other income (expense):
Interest and other income	3,534	1,930	83%	10,774	4,629	133%
Interest and other expense	(4,706)	(4,814)	(2%)	(18,161)	(17,519)	4%

	(1,172)	(2,884)	(59%)	(7,387)	(12,890)	(43%)

Income from continuing operations before income taxes	105,598	79,360	33%	381,060	345,736	10%
Provision for income taxes	(29,432)	(21,143)	39%	(109,459)	(98,590)	11%

Income from continuing operations including noncontrolling interests	76,166	58,217	31%	271,601	247,146	10%
Less: Net income attributable to noncontrolling interests, net of tax	(6,315)	(5,177)	22%	(23,876)	(17,142)	39%

Net income from continuing operations attributable to Global Payments	$69,851	$53,040	32%	$247,725	$230,004	8%

Basic earnings per share	$0.87	$0.65	34%	$3.10	$2.84	9%

Diluted earnings per share	$0.86	$0.65	32%	$3.08	$2.80	10%

Weighted average shares outstanding:
Basic	80,222	81,203		79,837	81,075
Diluted	81,045	82,142		80,478	82,120

NM - Not Meaningful

Cash earnings exclude normalized adjustments and acquisition intangible amortization expense from continuing operations and the related income tax benefit. See Schedules 7 and 8 for reconciliations of cash earnings from continuing operations to GAAP.

SCHEDULE 4

SEGMENT INFORMATION CONTINUING OPERATIONS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)

	Three Months Ended May 31,
	2011			2010			% Change
	GAAP	Normalized	Cash Earnings	GAAP	Normalized	Cash Earnings	GAAP	Normalized	Cash Earnings

Revenues:
United States	$281,500	$281,500	$281,500	$242,975	$242,975	$242,975	16%	16%	16%
Canada	87,140	87,140	87,140	80,720	80,720	80,720	8%	8%	8%

North America merchant services	368,640	368,640	368,640	323,695	323,695	323,695	14%	14%	14%

Europe	115,359	115,359	115,359	72,238	72,238	72,238	60%	60%	60%
Asia-Pacific	35,755	35,755	35,755	29,117	29,117	29,117	23%	23%	23%

International merchant services	151,114	151,114	151,114	101,355	101,355	101,355	49%	49%	49%

Total revenues	$519,754	$519,754	$519,754	$425,050	$425,050	$425,050	22%	22%	22%

Operating income:
North America merchant services	$69,816	$69,816	$73,085	$64,966	$64,966	$67,848	7%	7%	8%
International merchant services	41,632	41,632	52,569	25,346	25,346	30,640	64%	64%	72%
Corporate	(23,305)	(18,884)	(18,884)	(18,827)	(16,244)	(16,244)	(24%)	(16%)	(16%)

Operating income	$88,143	$92,564	$106,770	$71,485	$74,068	$82,244	23%	25%	30%

	Year Ended May 31,
	2011			2010			% Change
	GAAP	Normalized	Cash Earnings	GAAP	Normalized	Cash Earnings	GAAP	Normalized	Cash Earnings

Revenues:
United States	$1,031,997	$1,031,997	$1,031,997	$902,844	$902,844	$902,844	14%	14%	14%
Canada	330,872	330,872	330,872	317,272	317,272	317,272	4%	4%	4%

North America merchant services	1,362,869	1,362,869	1,362,869	1,220,116	1,220,116	1,220,116	12%	12%	12%

Europe	359,567	359,567	359,567	315,023	315,023	315,023	14%	14%	14%
Asia-Pacific	137,366	137,366	137,366	107,329	107,329	107,329	28%	28%	28%

International merchant services	496,933	496,933	496,933	422,352	422,352	422,352	18%	18%	18%

Total revenues	$1,859,802	$1,859,802	$1,859,802	$1,642,468	$1,642,468	$1,642,468	13%	13%	13%

Operating income:
North America merchant services	$268,233	$268,233	$280,880	$275,386	$275,386	$285,989	(3%)	(3%)	(2%)
International merchant services	143,911	143,911	172,956	113,699	113,699	135,860	27%	27%	27%
Corporate	(80,550)	(65,389)	(65,389)	(65,806)	(63,223)	(63,223)	(22%)	(3%)	(3%)

Operating income	$331,594	$346,755	$388,447	$323,279	$325,862	$358,626	3%	6%	8%

See Schedule 9 for reconciliation of normalized and cash earnings segment information to GAAP.

SCHEDULE 5

CONSOLIDATED BALANCE SHEETS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)

	May 31, 2011	May 31, 2010
ASSETS
Current assets:
Cash and cash equivalents	$1,354,285	$769,946
Accounts receivable, net of allowances for doubtful accounts of $472 and $269, respectively	166,540	131,817
Claims receivable, net of allowance for losses of $3,870 and $4,208, respectively	914	664
Settlement processing assets	280,359	13,741
Inventory	7,640	9,740
Deferred income taxes	2,946	2,752
Prepaid expenses and other current assets	35,291	39,604

Total current assets	1,847,975	968,264

Goodwill	779,637	569,090
Other intangible assets, net of accumulated amortization of $197,066 and $145,076, respectively	341,500	205,110
Property and equipment, net of accumulated depreciation of $147,670 and $119,402, respectively	256,301	183,938
Deferred income taxes	104,140	90,470
Other	20,978	22,454

Total assets	$3,350,531	$2,039,326

LIABILITIES AND EQUITY
Current liabilities:
Lines of credit	$270,745	$79,187
Current portion of long-term debt	85,802	148,169
Accounts payable and accrued liabilities	241,578	173,575
Settlement processing obligations	838,565	265,110
Income taxes payable	7,674	6,430

Total current liabilities	1,444,364	672,471

Long-term debt	268,217	272,965
Deferred income taxes	116,432	88,265
Other long-term liabilities	49,843	31,436

Total liabilities	1,878,856	1,065,137

Commitments and contingencies

Redeemable noncontrolling interest	133,858	102,672

Equity:
Preferred stock, no par value; 5,000,000 shares authorized and none issued	—	—
Common stock, no par value; 200,000,000 shares authorized; 83,062,518 issued and 80,334,781 outstanding at May 31, 2011 and 82,028,945 issued and 79,646,055 outstanding at May 31, 2010	—	—
Paid-in capital	502,993	460,747
Retained earnings	715,202	544,772
Treasury stock; 2,727,737 and 2,382,890 shares at May 31, 2011 and May 31, 2010, respectively	(112,980)	(100,000)
Accumulated other comprehensive income (loss)	79,320	(44,255)

Total Global Payments shareholders’ equity	1,184,535	861,264

Noncontrolling interest	153,282	10,253

Total equity	1,337,817	871,517

Total liabilities and equity	$3,350,531	$2,039,326

SCHEDULE 6

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)

	Year Ended May 31,
	2011	2010

Cash flows from operating activities:
Net income including noncontrolling interests	$228,156	$219,109
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of property and equipment	40,545	35,864
Amortization of acquired intangibles	41,692	32,803
Provision for operating losses and bad debts	20,577	25,025
Share-based compensation expense	15,885	18,072
Deferred income taxes	19,154	2,722
Loss on disposal of discontinued operations	602	24,310
Other, net	(3,576)	2,443
Changes in operating assets and liabilities, net of the effects of acquisitions:
Accounts receivable	(34,723)	(11,689)
Claims receivable	(14,425)	(14,936)
Settlement processing assets and obligations, net	299,895	140,962
Inventory	1,979	(4,727)
Prepaid expenses and other assets	3,537	(13,710)
Accounts payable and other accrued liabilities	89,230	18,803
Payables to money transfer beneficiaries	—	(6,107)
Income taxes payable	1,244	(3,183)

Net cash provided by operating activities	709,772	465,761

Cash flows from investing activities:
Business and intangible asset acquisitions, net of cash acquired	(167,968)	(29,513)
Disposition of business, net of cash	(2,577)	60,231
Capital expenditures	(98,537)	(56,054)
Net decrease (increase) in financing receivables	2,062	(179)
Proceeds from sale of investment and contractual rights, net	—	311

Net cash used in investing activities	(267,020)	(25,204)

Cash flows from financing activities:
Net borrowings on lines of credit	191,558	69,013
Proceeds from issuance of long-term debt	205,298	305,744
Principal payments under long-term debt	(280,198)	(75,205)
Acquisition of redeemable noncontrolling interests	—	(307,675)
Proceeds from stock issued under share-based compensation plans, net	18,364	30,248
Repurchase of common stock	(14,900)	(98,080)
Tax benefit from share-based compensation	9,141	7,186
Distribution to noncontrolling interests	(8,752)	(20,484)
Dividends paid	(6,388)	(6,497)

Net cash provided by (used in) financing activities	114,123	(95,750)

Effect of exchange rate changes on cash	27,464	(1,796)

Increase in cash and cash equivalents	584,339	343,011
Cash and cash equivalents, beginning of period	769,946	426,935

Cash and cash equivalents, end of period	$1,354,285	$769,946

SCHEDULE 7

RECONCILIATION OF QUARTERLY NORMALIZED AND CASH EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO GLOBAL PAYMENTS TO GAAP

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands, except per share data)

	Three Months Ended May 31,
	2011
	GAAP	Employee Termination and Other[1]	Normalized	Cash Earnings Adjustments[2]	Cash Earnings

Revenues	$519,754	$—	$519,754	$—	$519,754

Operating expenses:
Cost of service	191,440	(1,337)	190,103	(14,206)	175,897
Sales, general and administrative	240,171	(3,084)	237,087	—	237,087

	431,611	(4,421)	427,190	(14,206)	412,984

Operating income	88,143	4,421	92,564	14,206	106,770

Other income (expense):
Interest and other income	3,534	—	3,534	—	3,534
Interest and other expense	(4,706)	—	(4,706)	—	(4,706)

	(1,172)	—	(1,172)	—	(1,172)

Income from continuing operations before income taxes	86,971	4,421	91,392	14,206	105,598
Provision for income taxes	(24,587)	(1,475)	(26,062)	(3,370)	(29,432)

Income from continuing operations	62,384	2,946	65,330	10,836	76,166
Less: Net income attributable to noncontrolling interests, net of tax	(3,779)	—	(3,779)	(2,536)	(6,315)

Net income from continuing operations attributable to Global Payments	$58,605	$2,946	$61,551	$8,300	$69,851

Diluted shares	81,045		81,045		81,045
Diluted earnings per share	$0.72	$0.04	$0.76	$0.10	$0.86

	Three Months Ended May 31,
	2010
	GAAP	Employee Termination and Other[1]	Normalized	Cash Earnings Adjustments[2]	Cash Earnings

Revenues	$425,050	$—	$425,050	$—	$425,050

Operating expenses:

Cost of service	152,322	—	152,322	(8,176)	144,146
Sales, general and administrative	201,243	(2,583)	198,660	—	198,660

	353,565	(2,583)	350,982	(8,176)	342,806

Operating income	71,485	2,583	74,068	8,176	82,244

Other income (expense):
Interest and other income	1,930	—	1,930	—	1,930
Interest and other expense	(4,814)	—	(4,814)	—	(4,814)

	(2,884)	—	(2,884)	—	(2,884)

Income from continuing operations before income taxes	68,601	2,583	71,184	8,176	79,360
Provision for income taxes	(17,890)	(946)	(18,836)	(2,307)	(21,143)

Income from continuing operations	50,711	1,637	52,348	5,869	58,217
Less: Net income attributable to noncontrolling interests, net of tax	(4,842)	—	(4,842)	(335)	(5,177)

Net income from continuing operations attributable to Global Payments	$45,869	$1,637	$47,506	$5,534	$53,040

Diluted shares	82,142		82,142		82,142
Diluted earnings per share	$0.56	$0.02	$0.58	$0.07	$0.65

[1]

Reflects expenses of $2.6 million during the three months ended May 31, 2011, of start-up costs related to our new Global Service Center in Manila, Philippines and expenses of $1.8 million and $2.6 million during the three months ended May 31, 2011 and 2010, respectively, related to employee termination and relocation benefits, and the related income tax benefits.

[2]	Represents adjustments to cost of service to exclude acquisition intangible amortization expense from continuing operations and the related income tax benefit.

We supplemented our reporting of income from continuing operations and the related earnings per share information determined in accordance with GAAP by reporting income from continuing operations and the related earnings per share for the three months ended May 31, 2011 and 2010 on a “normalized” and “cash earnings” basis in this earnings release as a measure to help evaluate performance. We calculated income from continuing operations and earnings per share on a normalized basis by excluding charges related to employee termination and relocation benefits, and certain one-time costs related to our Global Service Center. We calculated income from continuing operations on a cash earnings basis by excluding acquisition intangible amortization expense from our normalized results. We exclude these charges in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations. Our income from continuing operations and earnings per share reported on a normalized and cash earnings basis should be considered in addition to, and not as a substitute for, income from continuing operations and earnings per share determined in accordance with GAAP. Our measures of income from continuing operations and earnings per share on a normalized and cash earnings basis reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

SCHEDULE 8

RECONCILIATION OF ANNUAL NORMALIZED AND CASH EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO GLOBAL PAYMENTS TO GAAP

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands, except per share data)

	Year Ended May 31,
	2011
	GAAP	Employee Termination and Other[1]	Foreign Tax Rate[2]	Normalized	Cash Earnings Adjustments[3]	Cash Earnings
Revenues	$1,859,802	$—	$—	$1,859,802	$—	$1,859,802

Operating expenses:
Cost of service	665,017	(3,398)	—	661,619	(41,692)	619,927
Sales, general and administrative	863,191	(11,763)	—	851,428	—	851,428

	1,528,208	(15,161)	—	1,513,047	(41,692)	1,471,355

Operating income	331,594	15,161	—	346,755	41,692	388,447

Other income (expense):
Interest and other income	10,774	—	—	10,774	—	10,774
Interest and other expense	(18,161)	—	—	(18,161)	—	(18,161)

	(7,387)	—	—	(7,387)	—	(7,387)

Income from continuing operations before income taxes	324,207	15,161	—	339,368	41,692	381,060
Provision for income taxes	(95,076)	(4,949)	2,479	(97,546)	(11,913)	(109,459)

Income from continuing operations	229,131	10,212	2,479	241,822	29,779	271,601
Less: Net income attributable to noncontrolling interests, net of tax	(18,918)	—	—	(18,918)	(4,958)	(23,876)

Net income from continuing operations attributable to Global Payments	$210,213	$10,212	$2,479	$222,904	$24,821	$247,725

Diluted shares	80,478			80,478		80,478
Diluted earnings per share	$2.61	$0.13	$0.03	$2.77	$0.31	$3.08

	Year Ended May 31,
	2010
	GAAP	Employee Termination and Other[1]		Normalized	Cash Earnings Adjustments[3]	Cash Earnings
Revenues	$1,642,468	$—		$1,642,468	$—	$1,642,468

Operating expenses:
Cost of service	584,609	—		584,609	(32,764)	551,845
Sales, general and administrative	734,580	(2,583)		731,997	—	731,997

	1,319,189	(2,583)		1,316,606	(32,764)	1,283,842

Operating income	323,279	2,583		325,862	32,764	358,626

Other income (expense):
Interest and other income	4,629	—		4,629	—	4,629
Interest and other expense	(17,519)	—		(17,519)	—	(17,519)

	(12,890)	—		(12,890)	—	(12,890)

Income from continuing operations before income taxes	310,389	2,583		312,972	32,764	345,736
Provision for income taxes	(87,379)	(946)		(88,325)	(10,265)	(98,590)

Income from continuing operations	223,010	1,637		224,647	22,499	247,146
Less: Net income attributable to noncontrolling interests, net of tax	(15,792)	—		(15,792)	(1,350)	(17,142)

Net income from continuing operations attributable to Global Payments	$207,218	$1,637		$208,855	$21,149	$230,004

Diluted shares	82,120			82,120		82,120
Diluted earnings per share	$2.52	$0.02	$—	$2.54	$0.26	$2.80

[1]

Reflects expenses of $7.4 million during the year ended May 31, 2011, of start-up costs related to our Global Service Center in Manila, Philippines and expenses of $7.8 million and $2.6 million during the years ended May 31, 2011 and 2010, respectively, related to employee termination and relocation benefits, and the related income tax benefits.

[2]

Represents a one-time, non-cash write-down of a deferred tax asset we established in July 2009 when we purchased the remaining 49% of our UK business. The write-down resulted from a legislated reduction to the tax rate of 1%.

[3]	Represents adjustments to cost of service to exclude acquisition intangible amortization expense from continuing operations and the related income tax benefit.

We supplemented our reporting of income from continuing operations and the related earnings per share information determined in accordance with GAAP by reporting income from continuing operations and the related earnings per share for the years ended May 31, 2011 and 2010 on a “normalized” and “cash earnings” basis in this earnings release as a measure to help evaluate performance. We calculated income from continuing operations and earnings per share on a normalized basis by excluding charges related to employee termination and relocation benefits, certain one-time costs related to our new Global Service Center and the legislated tax rate reduction. We calculated income from continuing operations on a cash earnings basis by excluding acquisition intangible amortization expense from our normalized results. We exclude these charges in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations. Our income from continuing operations and earnings per share reported on a normalized and cash earnings basis should be considered in addition to, and not as a substitute for, income from continuing operations and earnings per share determined in accordance with GAAP. Our measures of income from continuing operations and earnings per share on a normalized and cash earnings basis reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

SCHEDULE 9

RECONCILIATION OF CASH EARNINGS SEGMENT INFORMATION TO GAAP

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)

	Three Months Ended May 31,
	2011					2010
	GAAP	Employee Termination and Other[1]	Normalized	Cash Earnings Adjustments[2]	Cash Earnings	GAAP	Employee Termination and Other[1]	Normalized	Cash Earnings Adjustments[2]	Cash Earnings
Revenues:
United States	$281,500	$—	$281,500	$—	$281,500	$242,975	$—	$242,975	$—	$242,975
Canada	87,140	—	87,140	—	87,140	80,720	—	80,720	—	80,720

North America merchant services	368,640	—	368,640	—	368,640	323,695	—	323,695	—	323,695

Europe	115,359	—	115,359	—	115,359	72,238	—	72,238	—	72,238
Asia-Pacific	35,755	—	35,755	—	35,755	29,117	—	29,117	—	29,117

International merchant services	151,114	—	151,114	—	151,114	101,355	—	101,355	—	101,355

Total revenues	$519,754	$—	$519,754	$—	$519,754	$425,050	$—	$425,050	$—	$425,050

Operating income:
North America merchant services	$69,816	$—	$69,816	$3,269	$73,085	$64,966	$—	$64,966	$2,882	$67,848
International merchant services	41,632	—	41,632	10,937	52,569	25,346	—	25,346	5,294	30,640
Corporate	(23,305)	4,421	(18,884)	—	(18,884)	(18,827)	2,583	(16,244)	—	(16,244)

Operating income	$88,143	$4,421	$92,564	$14,206	$106,770	$71,485	$2,583	$74,068	$8,176	$82,244

	Year Ended May 31,
	2011					2010
	GAAP	Employee Termination and Other[1]	Normalized	Cash Earnings Adjustments[2]	Cash Earnings	GAAP	Employee Termination and Other[1]	Normalized	Cash Earnings Adjustments[2]	Cash Earnings
Revenues:
United States	$1,031,997	$—	$1,031,997	$—	$1,031,997	$902,844	$—	$902,844	$—	$902,844
Canada	330,872	—	330,872	—	330,872	317,272	—	317,272	—	317,272

North America merchant services	1,362,869	—	1,362,869	—	1,362,869	1,220,116	—	1,220,116	—	1,220,116

Europe	359,567	—	359,567	—	359,567	315,023	—	315,023	—	315,023
Asia-Pacific	137,366	—	137,366	—	137,366	107,329	—	107,329	—	107,329

International merchant services	496,933	—	496,933	—	496,933	422,352	—	422,352	—	422,352

Total revenues	$1,859,802	$—	$1,859,802	$—	$1,859,802	$1,642,468	$—	$1,642,468	$—	$1,642,468

Operating income:
North America merchant services	$268,233	$—	$268,233	$12,647	$280,880	$275,386	$—	$275,386	$10,603	$285,989
International merchant services	143,911	—	143,911	29,045	172,956	113,699	—	113,699	22,161	135,860
Corporate	(80,550)	15,161	(65,389)	—	(65,389)	(65,806)	2,583	(63,223)	—	(63,223)

Operating income	$331,594	$15,161	$346,755	$41,692	$388,447	$323,279	$2,583	$325,862	$32,764	$358,626

[1]

Normalized results exclude expenses consisting of $2.6 million and $7.4 million during the three and twelve months ended May 31, 2011, respectively, of start-up costs related to our new Global Service Center in Manila, Philippines and expenses of $1.8 million and $7.8 million during the three and twelve months ended May 31, 2011, respectively, related to employee termination and relocation benefits. During the three and twelve months ended May 31, 2010, normalized results exclude amounts due to our former President and Chief Operating Officer pursuant to his termination agreement dated April 21, 2010.

[2]	Represents acquisition intangible amortization expense from continuing operations.

SCHEDULE 10

OUTLOOK SUMMARY

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In millions, except per share data)

	Fiscal 2011 Actual		Fiscal 2012 Outlook	% Change FY11
Revenue Outlook
Revenues	$1,860		$2,100 to 2,150	13% to 16%

EPS Outlook
GAAP diluted EPS from continuing operations	$2.61		$3.02 to $3.09	16% to 18%
Non-recurring items and acquisition-related intangibles	0.47	[1]	$0.34	—

Cash EPS from continuing operations	$3.08		$3.35 to $3.43	9% to 11%

[1]	Non-recurring items accounted for $0.16 and acquisition-related intangibles accounted for $0.31 in Fiscal 2011 results.